DUNHAM FUNDS

Supplement dated December 29, 2022 to the Statutory Prospectus (the “Prospectus”),
Summary Prospectus, and Statement of Additional Information (the “SAI”), each dated March 1, 2022 as amended

This Supplement updates and supersedes any contrary information contained in the Prospectus, Summary Prospectus, and SAI.

Effective January 1, 2023, the section entitled “Sub-Adviser Portfolio Managers” on page 26 of the Prospectus is deleted in its entirety and replaced with the following:

Scott O'Gorman, Jr. is President, Chief Investment Officer, and Portfolio Manager of Ithaka. Andrew Colyer is Director of Research and Portfolio Manager of Ithaka. Messrs. O'Gorman and Colyer are primarily responsible for the day-to-day management of the Fund. Mr. O'Gorman has served as portfolio manager to the Fund since commencement of Fund operations in December 2011. Mr. Colyer has served as portfolio manager to the Fund since January 2023 and has been with Ithaka since 2008.

Effective January 1, 2023, the section entitled “Dunham Focused Large Cap Growth Fund” beginning on page 83 of the Prospectus is deleted and replaced with the following:

The Ithaka Group, LLC (“Ithaka”), a Delaware Limited Liability Company founded in 2008, serves as the Sub-Adviser to the Dunham Focused Large Cap Growth Fund. Ithaka manages equity investments, primarily for high-net-worth individuals, pension and profit sharing plans, banks, and other institutional investors. Ithaka, which is located at Suite 240, 3 Bethesda Metro Center, Bethesda, Maryland 20814, had approximately $1.6 billion in assets under management as of December 31, 2021.

Security selection for the Dunham Focused Large Cap Growth Fund is made by a team that consists of portfolio managers and analysts. The portfolio managers of the Ithaka team who are primarily responsible for the day-to-day management of the Dunham Focused Large Cap Growth Fund are Scott O'Gorman and Andrew Colyer.

Scott O’Gorman, Jr., CFA

President, CIO, and Portfolio Manager

Mr. O’Gorman is a co-founder of Ithaka. Prior to co-founding Ithaka in 2007, Mr. O’Gorman was Managing Director and Senior Portfolio Manager at Sands Capital Management, which he joined in 1999. His duties included portfolio management, client service and marketing. Mr. O’Gorman holds a BA in economics from Yale University and an MBA from Columbia University.

Andrew Colyer, CFA

Director of Research and Portfolio Manager

Mr. Colyer is a founder of Ithaka. He has been the Director of Research since Ithaka's inception. Previously he was a Research Analyst at Sands Capital Management, where he focused on coverage of Internet companies. Prior to Sands Capital, Mr. Colyer was an investment banker at Merrill Lynch and Lehman Brothers, spending most of that time covering biotechnology companies. He began his career in 1989 as a staff accountant for Price Waterhouse Coopers.

Mr. Colyer earned a BA in economics from the University of Maryland in 1989, attaining the CPA designation the same year. He earned an MBA in 1994 from the University of Virginia, where he was a Shermet Scholar. He attained the CFA designation in 2006.

Effective January 1, 2023, references to William L. Johnson on page 67 of the SAI are deleted and replaced with the following:

As of October 31, 2022:

Portfolio Managers/ Portfolio(s) Managed	Registered Investment Company Accounts	Assets Managed ($ Millions)	Pooled Investment Vehicle Accounts	Assets Managed ($ Millions)	Other Accounts	Assets Managed ($ Millions)	Total Assets Managed ($ Millions)
Andrew Colyer, The Ithaka Group, LLC Dunham Focused Large Cap Growth Fund	0	$0	0	$0	236	$324.4	$324.4

Effective January 1, 2023, the reference to “Ithaka” on page 80 of the SAI is deleted in its entirety and replaced with the following:

Ithaka – Mr. O’Gorman and Mr. Colyer are compensated by the sub-adviser with an annual salary and bonus, both of which vary from year to year based on a variety of factors. The portfolio managers' compensation is not linked by formula to the absolute or relative performance of the Fund, the Fund's net assets or to any other specific benchmark. Because Mr. O’Gorman and Mr. Colyer are owners of the Sub-Adviser, their compensation is determined in large part by the Sub-Adviser's overall profitability, an important component of which is the level of fee income earned by the Sub-Adviser.

If you have any questions, please contact the Dunham Funds at (888) 3DUNHAM (338-6426).

Investors Should Retain This Supplement For Future Reference